Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Reisner, Co-Chief Executive Officer and Co-President of ICON GP 14, LLC, the General Partner of the Registrant, in connection with the Annual Report of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (the “Partnership”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 29, 2018

/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer and Co-President
ICON GP 14, LLC